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                            SCHEDULE 14A INFORMATION
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a party other than the registrant [_]

Check the appropriate box:
[_]   Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[_]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[_]   Soliciting Material Under Rule 14a-12

                              MKS INSTRUMENTS, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]   No fee required
[_]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i) (1), 14a-6(i)(2) or
      Item 22(a) of Schedule 14A.
[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)  Title of each class of securities to which transaction applies:
      (2)  Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)  Proposed maximum aggregate value of transaction:
      (5)  Total fee paid:

[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)  Amount previously paid:
      (2)  Form, schedule or registration statement no.:
      (3)  Filing party:
      (4)  Date filed:
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                                                  Filed by MKS Instruments, Inc.
             Pursuant to Rule 14a-6(b) under the Securities Exchange Act of 1934
                                          Subject Company: MKS Instruments, Inc.
                                                    Commission File No.: 0-23621

SAFE HARBOR PASSAGE

Statements in this filing including those regarding the benefits of the proposed business combination transaction, future financial and operating results, timing of the closing of the transaction, and the benefits of the transaction, are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations or beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following important factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: costs related to the transaction; the difficulty the market may have in valuing the MKS/ENI business model; the risk that MKS' and ENI's businesses will not be integrated successfully; the failure of the combined business to realize anticipated benefits of the transaction; and other economic, business, competitive and/or regulatory factors affecting MKS' business generally, including those factors set forth in the company's filings with the Commission, including the most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. MKS is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

THE FOLLOWING PRESS RELEASE WAS ISSUED ON MONDAY, JANUARY 7, 2002:







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[MKS logo]

                                                           FOR IMMEDIATE RELEASE

                                                     INVESTOR RELATIONS CONTACT:
                                                                  Ronald Weigner
                                        Vice President & Chief Financial Officer
                                                           MKS Instruments, Inc.
                                                                    978.975.2350
                                                         ron_weigner@mksinst.com



              MKS INSTRUMENTS SHAREHOLDERS APPROVE ENI ACQUISITION

     January 7, 2002, Andover, Mass.--MKS Instruments, Inc. (NASDAQ: MKSI), a leading supplier of gas measurement, control and analysis products used in semiconductor and other advanced thin-film manufacturing processes, today announced shareholder approval of the acquisition of ENI, an Emerson company (NYSE: EMR). ENI is a leading supplier of solid-state radio frequency (RF) and direct current (DC) plasma power supplies, matching networks and instrumentation to the semiconductor and thin-film processing industries.

     The acquisition will further expand MKS' comprehensive suite of products and is part of the Company's ongoing strategy to augment its product and technology portfolio. ENI products will become part of a technologically advanced product family that includes MKS' pressure management subsystems, vacuum subsystem products, advanced materials delivery products, process monitor products, digital process control network products, plasma and reactive gas generator products, and FTIR-based gas and thin-film measurement products. The acquisition will also enable MKS to offer more highly integrated and higher value products to its OEM and end-user customers by adding solid-state power conversion technology to MKS' core capability in plasma management.

     The transaction, which involves the exchange of 12 million shares of MKS common stock for the businesses and assets of ENI, is scheduled to close in the first quarter of 2002. At the close of the transaction, Emerson president James Berges will join the MKS Board of Directors.

                                    - more -

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     For information on ENI products and technology, visit www.enipower.com. For information on MKS, visit www.mksinst.com.

--------------------------------------------------------------------------------

MKS Instruments, Inc. is a leading worldwide developer, manufacturer and supplier of instruments, components and subsystems used to measure, control, and analyze gases in semiconductor manufacturing and similar industrial manufacturing processes and a leading developer, manufacturer and supplier of reactive gas generation and power delivery products. MKS Instruments, Inc. sold products to more than 4,000 customers in 2001. In addition to semiconductors, MKS' products are used in processes to manufacture a diverse range of products, such as optical filters, fiber optic cables, flat panel displays, magnetic and optical storage media, medical equipment, architectural glass, solar panels and gas lasers.

Statements in this press release including those regarding the benefits of the proposed business combination transaction, future financial and operating results, timing of the closing of the transaction, and the benefits of the transaction, are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations or beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following important factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: costs related to the transaction; the difficulty the market may have in valuing the MKS/ENI business model; the risk that MKS' and ENI's businesses will not be integrated successfully; the failure of the combined business to realize anticipated benefits of the transaction; and other economic, business, competitive and/or regulatory factors affecting MKS' business generally, including those factors set forth in the company's filings with the Commission, including the most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. MKS is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.


                                       ###

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IMPORTANT ADDITIONAL INFORMATION HAS BEEN FILED WITH THE SEC

     On December 4, 2001, MKS filed with the SEC a Proxy Statement in connection with the proposed business combination transaction and on December 6, 2001, MKS mailed the Proxy Statement to its stockholders. The Proxy Statement contains important information about MKS, the transaction and related matters. Investors and security holders are urged to read the Proxy Statement carefully.

     Investors and security holders may obtain free copies of the Proxy Statement and other documents filed with the SEC by MKS through the web site maintained by the SEC at www.sec.gov.

     In addition, investors and security holders may obtain free copies of the Proxy Statement from MKS by contacting: Ronald C. Weigner, Vice President and Chief Financial Officer, MKS Instruments, Inc. Six Shattuck Road, Andover, Massachusetts, 01810, telephone: (978) 975-2350.

     MKS and its directors and executive officers may have been deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Such individuals may have interests in the proposed business combination transaction, including as a result of holding options or shares of the company. Information regarding MKS' directors and executive officers is contained in MKS' Proxy Statement dated December 4, 2001, which is filed with the SEC. As of October 31, 2001, MKS' directors and executive officers beneficially owned approximately 17,801,922 shares, or 46.04%, of MKS' common stock.